UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION


                       Washington, D. C. 20549


                              FORM 8


                             CURRENT REPORT



  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): November 8 2004


                                NEW MEDIA, INC.
                       ----------------------------
                (Exact name of registrant as specified in its charter)


         Delaware                     000-49989                  03-0459613
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)                File Number)          Identification No.)



                      120 North Cedar St. | Suite 3809
                             Charlotte, NC 28202
                      ----------------------------------
           (Address of Principal Executive Offices including Zip Code)


                                704-547-7090
                             ------------------
                         (Issuer's Telephone Number)




Item 1. Changes in Control of Registrant.

None

Item 2. Acquisition or Disposition of Assets


To prevent confusion, and to streamline operations, the Corporation approved terminationof the Management and Plan of Merger Agreement with Thorobred Entertainment, Inc. dated on or about the 30th of September, 2003. The Corporation approved the return of 500,000 shares of common stock to the Treasury of New Media, Inc. effective as of 12/1/2003. The stock was previously issued to Thorobred Entertainment, Inc.The Corporation approved the establishment of Thorobred Entertainment, Inc. as a wholly owned subsidiary of New Media, Inc. with 100% of Thorobred Entertainment, Inc. shares wholly owned by New Media, Inc.

To prevent confusion, and to streamline operations, the Corporation approved termination of the Management and Plan of Merger Agreement with Realty Development Corporation dated on or about the 23rd of July, 2003. The Corporation approved the return of any shares of common stock previously issued to Realty Development Corporation to the Treasury of New Media, Inc. effective as of 12/1/2003. The Corporation approved the establishment of Realty Development Corporation as a wholly owned subsidiary of New Media, Inc.
with 100% of Realty Development Corporation shares wholly owned by New Media, Inc.


Item 3. Bankruptcy or Receivership

None

Item 4. Changes in Registrant's Certifying Accountant

None

Item 5. Other Events

None

Item 6. Resignations of Registrant's Directors

None

Item 7. Financial Statements and Exhibits

None

Index to Exhibits

Exhibit          Description
- - -------        -----------

None


               Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 NEW MEDIA, INC.
                                                 -----------------------------
                                                 (Registrant)


Date:  8 November 2004                             /s/ Alton Perkins
                                                 -----------------------------
                                                 Alton Perkins, Chief Executive
                                                 Officer




NOVATION

THIS AGREEMENT is made by this 5th  day of May, 2004 by and between
New Media, Inc., a business corporation incorporated under the laws of the State of Delaware with its principal office located at 120
North Cedar Street, Suite #3809, Charlotte, North Carolina 28202 ('Company') and Thorobred Entertainment, Inc., a business corporation incorporated under the laws of the State of Delaware with its principal office located at 120 North Cedar Street, Suite #3809, Charlotte,
North Carolina  28202 ('Thorobred').

The parties stipulate and recite that:

The Company and Thorobred entered into a contract, referred to as the 'The Management and Plan of Merger' on or about February 4th, 2003.
A copy of the said Agreement is attached hereto and incorporated herein by reference.

Company and Thorobred desire that the obligations owed by each to the other under The Management and Plan of Merger Agreement be extinguished.

For the reasons recited above and in consideration of the mutual covenants contained in this Novation, the parties agree as follows:

The Company and Thorobred, and each of them, relinquish any claim that either party held or may have held under the terms of the MANAGEMENT AND PLAN OF MERGER AGREEMENT.

Thorobred shall upon execution hereof tender back to Company the Certificate(s) representing five hundred thousand (500,000) shares of the common stock of Company. The Parties agree that this action is effective as of 12/1/03.

BY CAUSING THIS AGREEMENT TO BE EXECUTED HERE BELOW, THE PARTIES
ACKNOWLEDGE THAT THEY HAVE READ THIS AGREEMENT, UNDERSTAND IT,
AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS.


IN WITNESS WHEREOF, Company and Thorobred have executed this Agreement in multiple duplicate originals.

AGREED TO & ACCEPTED BY:          AGREED TO & ACCEPTED BY:
New Media, Inc.					Thorobred Entertainment, Inc.

By:  /s/           Date_________	By: /s/ Date ________
       	Alton Perkins, CEO				Loretta Perkins, President

__________________________	_______________________________
Witness					          	Witness

STATE OF  NORTH CAROLINIA
________________, SS.


May ____, 2004
Alton Perkins, CEO of New Media, Inc. appeared before me and acknowledged his execution of the foregoing instrument to be the free act and deed of New Media, Inc., a Delaware corporation.

Before me,


__________________________________
Notary Public
My commission expires:

STATE OF  NORTH CAROLINIA
________________, SS.


May ____, 2004
Loretta Perkins, President of Thorobred Entertainment, Inc. appeared before me and acknowledged her execution of the foregoing instrument to be the free act and deed of Thorobred Entertainment, Inc., a Delaware corporation.


Before me,


__________________________________
Notary Public
My commission expires:


NOVATION

THIS AGREEMENT is made by this 5th day of May, 2004 by and between New Media, Inc., a business corporation incorporated under the laws of the State of Delaware with its principal office located at 120 North Cedar Street, Suite #3809, Charlotte, North Carolina 28202 ('Company') and Realty Development Corp, a business corporation incorporated under the laws of the State of Delaware with its principal office located at 120 North Cedar Street, Suite #3809, Charlotte, North Carolina
28202 ('Realty').

The parties stipulate and recite that:

The Company and Realty entered into a contract, referred to as the 'The Management and Plan of Merger' on or about February 2nd, 2003.
A copy of the said Agreement is attached hereto and incorporated herein by reference.

Company and Realty desire that the obligations owed by each to the other under The Management and Plan of Merger Agreement be extinguished.

For the reasons recited above and in consideration of the mutual covenants contained in this Novation, the parties agree as follows:

The Company and Realty, and each of them, relinquish any claim that either party held or may have held under the terms of the MANAGEMENT AND PLAN OF MERGER AGREEMENT.

Realty shall upon execution hereof tender back to Company no Certificate(s) representing zero shares of the common stock of Company. The Parties agree that this action is effective as of 12/1/03.

BY CAUSING THIS AGREEMENT TO BE EXECUTED HERE BELOW, THE PARTIES
ACKNOWLEDGE THAT THEY HAVE READ THIS AGREEMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS.


IN WITNESS WHEREOF, Company and Realty have executed this Agreement in multiple duplicate originals.

AGREED TO & ACCEPTED BY:          AGREED TO & ACCEPTED BY:
New Media, Inc.					Realty Development Corp.

By:  /s/          Date_________	By: /s/ Date ________
	Alton Perkins, CEO				Loretta Perkins, President

_______________________	________________________
Witness						Witness
STATE OF  NORTH CAROLINIA
________________, SS.


May ____, 2004
Alton Perkins, CEO of New Media, Inc. appeared before me and acknowledged his execution of the foregoing instrument to be the free act and deed of New Media, Inc., a Delaware corporation.

Before me,


__________________________________
Notary Public
My commission expires:

STATE OF  NORTH CAROLINIA
________________, SS.


May ____, 2004
Loretta Perkins, President of Realty Entertainment, Inc. appeared before me and acknowledged her execution of the foregoing instrument to be the free act and deed of Realty Entertainment, Inc., a Delaware corporation.


Before me,


__________________________________
Notary Public
My commission expires: